Exhibit 99.1

2 0 0 C O M M E R C E S T.

S M I T H F I E L D, V I R G I N I A 2 3 4 3 0

PRESS RELEASE

Smithfield Foods to Acquire Iconic
Hot Dog Brand Nathan’s Famous

●	Secures Rights to Sell and Market Iconic All-Beef Hot Dog Brand into Perpetuity

●	Strengthens Ability to Grow Nathan’s Famous Brand Across Retail and Foodservice Channels

●	Transaction Immediately Accretive

SMITHFIELD, Va., January 21, 2026 / -- Smithfield Foods, Inc. (Nasdaq: SFD) (“Smithfield Foods” or “Smithfield”), an American food company and an industry leader in value-added packaged meats and fresh pork, and Nathan’s Famous, Inc. (Nasdaq: NATH) (“Nathan’s Famous”), today announced that they have entered into a definitive merger agreement for Smithfield Foods to acquire all of Nathan’s Famous’ issued and outstanding shares for $102.00 per share in cash, which represents an enterprise value of approximately $450 million1.

Since March 2014, Smithfield Foods has held an exclusive license from Nathan’s Famous within the United States, Canada and Sam’s Clubs in Mexico for Smithfield to manufacture, distribute, market and sell “Nathan’s Famous” branded hot dogs, sausages, corned beef and certain other ancillary products through the retail channel, and to manufacture and distribute “Nathan’s Famous” branded hot dog and sausage products for the foodservice channel. The license is scheduled to expire in March 2032.

Successfully closing the acquisition will secure Smithfield’s rights to this iconic brand into perpetuity and enable it to maximize the Nathan’s Famous brand growth across the retail and foodservice channels.

“The Nathan’s Famous acquisition is a meaningful step in the progression of Smithfield Foods allowing us to own all of the top brands in our Packaged Meats portfolio and unlock new growth opportunities for our largest segment,” said Smithfield President and CEO Shane Smith. “Since entering into our licensing agreement in 2014, we have made significant investments to build and grow the Nathan’s Famous brand. With our manufacturing scale, marketing strength, product innovation capabilities, and retail and foodservice channel expertise, acquiring Nathan’s Famous will allow us to take the brand to new heights.”

[1]	Based on Nathan’s Famous unaudited balance sheet as of last reported fiscal quarter ended September 28, 2025

The transaction represents a valuation of approximately 12.4x Nathan’s Famous’s LTM adjusted EBITDA2 and a multiple of approximately 10.0x post-synergies. Smithfield Foods expects to achieve annual cost synergies of approximately $9 million by the second anniversary of the deal closing.

Eric Gatoff, CEO of Nathan’s Famous said, “This combination is a natural fit and provides a compelling valuation for Nathan’s Famous stockholders. As a long-time partner, Smithfield has demonstrated an outstanding commitment to investing in and growing our brand while maintaining the utmost quality and customer service standards.”

The acquisition of Nathan’s Famous will be immediately accretive to Smithfield’s adjusted diluted earnings per share from continuing operations attributable to Smithfield and is expected to bolster its growth strategy by:

●	securing long-term sales and cash flows from the iconic Nathan’s Famous brand into perpetuity;

●	driving growth of the high margin Packaged Meats segment by harnessing the powerful Nathan’s Famous brand and fueling it with an expanded portfolio of innovative products that build customer awareness across Smithfield’s well-established retail and foodservice sales channels;

●	increasing foodservice sales volume by placing this channel under the direct management of Smithfield’s expert team and leveraging Smithfield’s established, scaled infrastructure; and

●	improving operating efficiencies by generating anticipated annual run-rate cost synergies of approximately $9 million by the second anniversary of the transaction closing.

Transaction Timing and Details

Under the terms of the definitive merger agreement, Smithfield Foods will acquire all of Nathan’s Famous’ issued and outstanding shares of its common stock for $102.00 per share in an all cash transaction.

[2]	A non-GAAP measure. Please refer to the table in the non-GAAP financial measures section for a reconciliation of net income to EBITDA and adjusted EBITDA.

The Board of Directors of Nathan’s Famous approved the merger agreement with Smithfield Foods and agreed to recommend that the Nathan’s Famous stockholders vote to adopt the merger agreement.

The transaction is not subject to a financing contingency and will be funded by cash on hand. The closing of the transaction is expected to occur in the first half of 2026, subject to satisfaction of certain conditions set forth in the merger agreement, including obtaining approval by the holders of a majority of the outstanding Nathan’s Famous common stock, expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, approval from the Committee on Foreign Investment in the United States (CFIUS), and other customary closing conditions. The definitive merger agreement permits the Nathan’s Famous’ Board of Directors to declare and pay two regular quarterly cash dividends during the period pending closing.

Members of the Nathan’s Famous Board of Directors who in the aggregate own or control approximately 29.9% of the outstanding shares of Nathan’s Famous common stock have entered into a voting agreement pursuant to which they have agreed, among other things, to vote their shares of common stock of Nathan’s Famous in favor of the transaction.

Advisors

Goldman Sachs acted as financial advisor to Smithfield Foods and Hunton Andrews Kurth LLP acted as legal counsel. Jefferies acted as financial advisor and Akerman LLP acted as legal counsel for Nathan’s Famous.

About Smithfield Foods

Smithfield Foods, Inc. (Nasdaq: SFD) is an American food company with a leading position in packaged meats and fresh pork products. With a diverse brand portfolio and strong relationships with U.S. farmers and customers, we responsibly meet demand for quality protein around the world. For more information about Smithfield please visit www.smithfieldfoods.com.

About Nathan’s Famous

Nathan’s Famous, Inc. (Nasdaq: NATH) is a Russell 2000 company that currently distributes its products in 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, and 21 foreign countries through its restaurant system, foodservice sales programs and product licensing activities. For additional information about Nathan’s Famous please visit its website at www.nathansfamous.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding Smithfield Foods’ pending acquisition of Nathan’s Famous, the business and operating results of Smithfield Foods and Nathan’s Famous, Smithfield Foods’ and Nathan’s Famous’ strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “will,” “expects,” “expected,” “anticipated,” or “estimates” or other similar terms or expressions that concern Smithfield Foods’ and Nathan’s Famous’ expectations, strategy, plans, or intentions. Such forward-looking statements include those relating to the ability to complete, and the timing of completion of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement.

Smithfield Foods and Nathan’s Famous have based the forward-looking statements contained in this press release primarily on Smithfield Foods’ and Nathan’s Famous’ current expectations, estimates, forecasts and projections about future events and trends that Smithfield Foods and Nathan’s Famous believe may affect Smithfield Foods’ and Nathan’s Famous’ business, results of operations, financial condition and prospects. Although Smithfield Foods and Nathan’s Famous believe that they respectively have a reasonable basis for each forward-looking statement contained in this press release, the results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. Among the factors that may cause actual results, events and circumstances to differ from anticipated results, events and circumstances in forward-looking statements are the following: the risk that the acquisition of Nathan’s Famous by Smithfield Foods may not be consummated in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including that a governmental entity (including, without limitation, the Committee on Foreign Investment in the United States (CFIUS)) may prohibit, delay or refuse to grant approval for the consummation of the merger; the risk that such regulatory approvals could only be obtained subject to conditions that are not anticipated; the risk of legal proceedings that may be commenced related to the merger agreement, which may result in significant costs of defense, indemnification and liability; the possibility that competing offers or acquisition proposals for Nathan’s Famous will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the risk that Nathan’s Famous will not be integrated successfully into Smithfield Foods following the consummation of the acquisition; and the risk that revenue opportunities, cost savings, synergies and other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Smithfield Foods and Nathan’s Famous undertake no duty to, and expressly disclaim any intent or obligation to, update or revise any statement made in this press release.

There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. The foregoing factors should be read in conjunction with the risks that affect the business of Smithfield Foods and Nathan’s Famous and cautionary statements contained in their respective SEC filings, including reports on Form 10-K, Form 10-Q and Form 8-K, particularly under the heading “Risk Factors.” Copies of Smithfield Foods’ filings are available online from the SEC or by contacting Smithfield’s Investor Relations Department at ir@smithfield.com or by clicking on SEC Filings on the Smithfield Investor Relations website at investors.smithfieldfoods.com. Copies of Nathan’s Famous’ filings are available online from the SEC or by visiting Nathan’s Famous website at www.nathansfamous.com.

Additional Information and Where to Find It

Nathan’s Famous intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and furnish or file other materials with the SEC in connection with the proposed transaction. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement will be filed with the SEC and mailed to the stockholders of Nathan’s Famous. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Nathan’s Famous may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, NATHAN’S FAMOUS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

 The proxy statement and other relevant materials (when they become available), and any other documents filed by Nathan’s Famous with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Nathan’s Famous by visiting its website at www.nathansfamous.com.

 Participants in the Solicitation

 This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Nathan’s Famous and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Nathan’s Famous in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Nathan’s Famous is included in Nathan’s Famous’ proxy statement for its 2025 Annual Meeting, which was filed with the SEC on July 25, 2025, and is supplemented by other public filings made, and to be made, with the SEC by Nathan’s Famous. To the extent the holdings of Nathan’s Famous’ securities by Nathan’s Famous’ directors and executive officers have changed since the amounts set forth in the proxy statement for its 2025 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov and on Nathan’s Famous’ website at www.nathansfamous.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

This press release contains adjusted EBITDA, which is a “non-GAAP” financial measure determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”).

Although this non-GAAP measure is frequently used by investors and securities analysts in their evaluations of companies in industries similar to Smithfield Foods and Nathan’s Famous, this non-GAAP measure has limitations as an analytical tool, is not a measurement of Smithfield Foods or Nathan’s Famous’ performance under GAAP and should not be considered as an alternative to operating profit, net income or any other performance measures derived in accordance with GAAP and should not be used by investors or other users of Smithfield Foods’ and Nathan’s Famous’ financial statements in isolation for formulating decisions, as such non-GAAP measure excludes a number of important cash and non-cash charges.

You should be aware that the presentation of this non-GAAP financial measure in this press release may not be comparable to similarly titled measures used by other companies. A reconciliation of this non-GAAP measure to net income calculated in accordance with GAAP is provided in this release.

Nathan’s Famous Adjusted EBITDA

Nathan’s Famous adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization further adjusted for (i) the loss on debt extinguishment and (ii) share-based compensation.

The financial results for Nathan’s Famous in this press release have been derived from unaudited financial statements prepared by Nathan’s Famous, without adjustment to conform to the accounting principles and methodologies used by Smithfield Foods. The accounting policies and methodologies used by Nathan’s Famous differ in certain respects from those by Smithfield Foods, but Smithfield Foods does not believe these differences are material.

Smithfield Foods and Nathan’s Famous believe that adjusted EBITDA is a useful measure because it excludes the effects of financing and investing activities by eliminating interest and depreciation costs to provide a comparable year-over-year analysis, and further excludes the effects of discontinued operations, non-operating gains and losses and other items that are unusual in nature, and infrequent in occurrence.

Nathan’s Famous, Inc.

EBITDA and Adjusted EBITDA

	Twelve Months Ended September 28, 2025	Three Months Ended September 28, 2025	Three Months Ended June 29, 2025	Three Months Ended March 30, 2025	Three Months Ended December 29, 2024
	(in thousands)
Net income	$22,846	$5,199	$8,928	$4,235	$4,484
Depreciation and Amortization	925	236	228	226	235
Interest expense	3,102	739	758	763	842
Provision for income taxes	8,310	1,822	3,329	1,584	1,575
EBITDA	$35,183	$7,996	$13,243	$6,808	$7,136
Loss on debt extinguishment	55	-	-	-	55
Share-based compensation	1,148	284	288	288	288
Adjusted EBITDA	$36,386	$8,280	$13,531	$7,096	$7,479

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Smithfield Foods

Investor Contact:

Julie MacMedan
Email: ir@smithfield.com

Media Contact:

Ray Atkinson

Email: ratkinson@smithfield.com

Cell: 757.576.1383

Nathan’s Famous

Investor Contact:

Email: ir@nathansfamous.com